UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2009
Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34481 (Commission File Number)	22-3341267 (IRS Employer Identification No.)

195 Clarksville Road Princeton Junction, New Jersey (Address of principal executive offices)	08550 (Zip Code)
Registrant’s telephone number, including area code: (609) 716-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On October 27, 2009, Mistras Group, Inc. issued a press release announcing its financial results for the quarter ended August 31, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

99.1	Mistras Group, Inc. Press Release, dated October 27, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.
Date: October 27, 2009	By:	/s/ Paul Peterik
		Name:	Paul Peterik
		Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Mistras Group, Inc. Press Release, dated October 27, 2009